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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported):  September 16, 1996
                                                 ---------------------


                            The Fortress Group, Inc.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                     0-28024                    54-1774997
- ----------------------------     ------------------        ---------------------
(State or Other Jurisdiction        (Commission                 (IRS Employer
      of Incorporation)             File Number)             Identification No.)



        1921 Gallows Road, Suite 730, Vienna, Virginia            22182
        ----------------------------------------------            -----
         (Address of Principal Executive Offices)              (Zip Code)



       Registrant's telephone number, including area code (703) 442-4545
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

(a) Effective August 31, 1996, Registrant purchased certain assets and assumed certain liabilities of Landmark Homes, Inc. ("Landmark") for an aggregate purchase price of $5 million, payable in the form of $4,750,000 in cash and $250,000 in a promissory note maturing on November 1, 1996 and bearing interest at 10% per annum.

     All cash consideration from Registrant in this transaction was paid out of Registrant's existing working capital.

(b) Certain of the assets acquired pursuant to this transaction constitute equipment or other physical property used by Landmark in its business of constructing and selling residential single-family detached homes. The Registrant will continue to use these assets for the same purpose.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Businesses Acquired.

     Audited financial statements of Landmark required pursuant to Regulation S-X cannot be provided at this time, but shall be filed as soon as practicable and in no event later than 60 days after the filing date of this Report on Form 8-K.

(b)  Pro Forma Financial Information.

     The pro forma financial information required pursuant to Article 11 of Regulation S-X cannot be provided at this time, but shall be filed as soon as practicable and in no event later than 60 days after the filing date of this Report on Form 8-K.

(c)  Exhibits.

     2.1 Asset Purchase Agreement by and among The Fortress Group, Inc., Fortress Acquisition, Inc., and Landmark Homes, Inc. and B. Rex Stephens and Bobby W. Harrelson, effective as of August 31, 1996 (the "Landmark Agreement"). Registrant agrees to furnish, supplementally to the Commission, upon request, copies of any omitted exhibits or schedules to the Landmark Agreement.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE FORTRESS GROUP, INC.



Dated:  September 16, 1996          By:   /s/ JAMES J. MARTELL, JR.
                                         --------------------------
                                         James J. Martell, Jr.
                                         President and Chief Executive Officer

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                                 Exhibit Index
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


 Exhibit #                 Item
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
    2.1       Asset Purchase Agreement by and
              among The Fortress Group, Inc.,
              Fortress Acquisition, Inc., and
              Landmark Homes, Inc. and B. Rex
              Stephens and Bobby W. Harrelson,
              effective as of August 31, 1996.

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